UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2019
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously reported, on June 29, 2019, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of October 12, 2018, among Harris Corporation, L3 Technologies, Inc. (“L3”) and Leopard Merger Sub Inc., a direct wholly-owned subsidiary of Harris Corporation (“Merger Sub”), and in accordance with the applicable provisions of the Delaware General Corporation Law, Merger Sub merged with and into L3 (the “Merger”), and at the effective time of the Merger, the separate corporate existence of Merger Sub ceased, and L3 continued its existence under Delaware law as the surviving corporation in the Merger and a direct wholly-owned subsidiary of Harris Corporation, which was renamed “L3Harris Technologies, Inc.” (“L3Harris”) upon consummation of the Merger, all as more fully described in L3Harris’ Current Report on Form 8-K filed on July 1, 2019.
The condensed consolidated balance sheets; condensed consolidated statements of operations; condensed consolidated statements of comprehensive income; condensed consolidated statement of equity; and condensed consolidated statements of cash flow of L3 as of the dates and for the periods described in Item 9.01 below are included in this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The unaudited condensed consolidated balance sheets of L3 as of June 28, 2019, and the related unaudited condensed consolidated statements of operations, comprehensive income, equity and cash flows for the quarterly and six month periods ended June 28, 2019, including the related notes, are filed as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).
(d) Exhibits

99.1
The unaudited condensed consolidated balance sheets of L3 Technologies, Inc. as of June 28, 2019, and the related unaudited condensed consolidated statements of operations, comprehensive income, equity and cash flows for the quarterly and six month periods ended June 28, 2019, including the related notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC. (Registrant)
By:	/s/ Jay Malave Jr.
	Name:	Jay Malave Jr.
	Title:	Senior Vice President and Chief Financial Officer

Date: July 31, 2019